Exhibit 99.2

SECOND AMENDMENT TO PRECIOUS METALS AGREEMENT

THIS SECOND AMENDMENT TO PRECIOUS METALS AGREEMENT (“this Amendment”) is made as of the 29th day of December, 2005, by and among FLEET PRECIOUS METALS INC., a Rhode Island corporation operating as Bank of America Precious Metals (the “Metal Supplier”); and BRUSH ENGINEERED MATERIALS INC., an Ohio corporation (“BEM”), WILLIAMS ADVANCED MATERIALS INC., a New York corporation (“WAM”), TECHNICAL MATERIALS, INC., an Ohio corporation (“TMI”), BRUSH WELLMAN INC., an Ohio corporation (“BWI”), and ZENTRIX TECHNOLOGIES INC., an Arizona corporation (“ZTI”) (BEM, WAM, TMI, BWI and ZTI are herein referred to collectively as the “Customers” and individually as a “Customer”).

W I T N E S S E T H T H A T:

WHEREAS, the Metal Supplier and the Customers are parties to a certain Precious Metals Agreement dated as of March 24, 2005, as amended by a certain First Amendment to Precious Metals Agreement dated as of November 16, 2005 (the “Agreement”); and

WHEREAS, the parties hereto desire to amend certain provisions of the Agreement as hereinafter provided;

NOW, THEREFORE, for value received and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby amend the Agreement and agree, effective as of the date first written above, as follows:

1. The definition of “Consignment Limit” appearing in Article 1 of the Agreement is hereby amended to read in its entirety as follows:

“ “Consignment Limit” means (a) the lesser of: (i) Sixty-seven Million Dollars ($67,000,000); and (ii) the value (as determined in accordance with Section 2.02 hereof) of the Customers’ Inventory of Precious Metal (including any Precious Metal obtained or, at the time of determination, proposed to be obtained, by a Customer pursuant to this Agreement) at Approved Locations or in transit between any Approved Locations which is free and clear of all Liens other than Permitted Metal Liens, minus (b) the Gold Loan Facility Indebtedness.”

2. The definition of “Gold Loan Limit” appearing in Article 1 of the Agreement is hereby amended to read in its entirety as follows:

“ “Gold Loan Limit” means the lesser of (a) the value (as determined in accordance with Section 2.02 hereof) of 23,781 fine troy ounces of Gold, and (b) Sixty-seven Million Dollars ($67,000,000), minus the Consignment Facility Indebtedness.”

3. The definition of “Permitted Precious Metals Agreements” appearing in Article 1 of the Agreement is hereby amended to read in its entirety as follows:

“ “Permitted Precious Metals Agreements” means gold, silver, platinum, palladium and other precious metal (including for the purposes of this definition copper, even though copper is not generally deemed to be a precious metal) consignment, loan, conditional sale or lease agreements or arrangements entered into from time to time by BEM or any of its Subsidiaries, to the extent permitted by Section 9.26 hereof; provided, however, that the sum, without duplication, of (i) the Consignment Facility Indebtedness, (ii) the Gold Loan Facility Indebtedness, and (iii) all Indebtedness of the Customers under the Permitted Precious Metals Agreements shall not exceed $108,000,000 in the aggregate at any time. The term “Permitted Precious Metals Agreements” shall not include Client-Customer Arrangements.”

4. Section 2.15 of the Agreement is hereby amended to read in its entirety as follows:

“Section 2.15 Early Termination Fee.

The Customers shall pay to the Metal Supplier an early termination fee (the “Early Termination Fee”) in the amount of $400,000 if the Customers terminate this Agreement prior to December 29, 2006, or $200,000 if the Customers terminate this Agreement on or after December 29, 2006, and prior to December 29, 2007. The Customers may terminate this Agreement at any time on or after December 29, 2007, without payment of an Early Termination Fee.”

5. To induce the Metal Supplier to enter into this Amendment, each Customer hereby represents and warrants to the Metal Supplier that (a) it has the power and authority and legal right to execute and deliver this Amendment, (b) the execution and delivery by such Customer of this Amendment, and the performance of its obligations hereunder, have been duly authorized by proper proceedings, (c) this Amendment constitutes a legal, valid and binding obligation of such Customer enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and except as the same may be subject to general principles of equity, (d) on and as of the date hereof, no Default or Event of Default exists under the Agreement, and (e) the Customers have paid in full all of their indebtedness and obligations heretofore owed under that certain Loan Agreement dated as of December 4, 2003, as amended, with certain Lenders described therein and Guggenheim Corporate Funding, LLC, as Collateral Agent.

6. The effectiveness of this Amendment is conditioned upon the execution and delivery by JPMorgan Chase Bank, N.A. (“Agent”), of an amendment to the existing Intercreditor Agreement dated April 29, 2005, between the Meal Supplier and Agent, in form and substance reasonably acceptable to the Metal Supplier, pursuant to which the Agent agrees that the “Maximum Dollar Amount” of the Customers’ obligations to the Metal Supplier entitled to the benefits of said Intercreditor Agreement is increased to $80,000,000.

7. This Amendment and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of New York (excluding the laws applicable to conflicts or choice of law).

8. The Agreement (including the Exhibits and Schedules thereto), as amended hereby, together with the other Precious Metal Documents, is intended by the parties as the final, complete and exclusive statement of the transactions evidenced by the Agreement. Except for the Existing Copper Swap, all prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by the Agreement, as amended hereby, and no party is relying on any promise, agreement or understanding not set forth in the Agreement, as amended hereby. The Agreement, as amended hereby, may not be amended or modified except by a written instrument describing such amendment or modification executed by the Customers and the Metal Supplier. The parties hereto agree that this Amendment shall in no manner affect or impair the liens and security interests evidenced or granted by the Agreement.

9. Except as amended hereby, the Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed.

10. The Customers covenant and agree jointly and severally to pay all out-of-pocket expenses, costs and charges incurred by Metal Supplier (including reasonable fees and disbursement of counsel) in connection with the preparation and implementation of this Amendment.

11. This Amendment may be executed in separate counterparts and all such counterparts shall constitute one agreement binding on all parties, notwithstanding that the parties are not signatories to the same counterpart. The parties may execute this Amendment by facsimile transmission, and all such facsimile signatures shall have the same force and effect as manual signatures delivered in person.

(The next page is the signature page.)

CUSTOMERS:

BRUSH ENGINEERED MATERIALS INC.

By: /s/ Michael C. Hasychak
Title: Vice President, Treasurer and Secretary
WILLIAMS ADVANCED MATERIALS INC.
By: /s/ Michael C. Hasychak
Title: Vice President, Secretary and Treasurer
TECHNICAL MATERIALS, INC.
By: /s/ Michael C. Hasychak
Title: Vice President, Secretary and Treasurer
BRUSH WELLMAN INC.
By: /s/ Michael C. Hasychak
Title: Vice President, Treasurer and Secretary
ZENTRIX TECHNOLOGIES INC.
By: /s/ Michael C. Hasychak
Title: Chief Financial Officer and Secretary

METAL SUPPLIER:

FLEET PRECIOUS METALS INC.

(operating as Bank of America Precious Metals)

By: /s/ Paul M. Mongeau
Title: Vice President